UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 30, 2007
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.2
EX-10.72
EX-99.1
EX-99.2

Item 1.01	Entry into a Material Definitive Agreement
     The disclosure set forth in Item 5.02 with respect to Mr. Sollitto’s agreement with our company is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 30, 2007, we appointed Vincent F. Sollitto, Jr. as Executive Chairman of the Board and James Ching Hua Li as Chief Executive Officer. Mr. Li succeeds Mr. Sollitto as CEO and retains his current role as President of our company. A copy of the press release announcing the appointments of Mr. Sollitto and Mr. Li is filed herewith as Exhibit 99.1.
     In connection with his appointment as Executive Chairman of the Board, Mr. Sollitto entered into an agreement replacing his employment agreement. Under the agreement, Mr. Sollitto agreed to serve at the pleasure of the Board for two years as Executive Chairman of the Board. Mr. Sollitto will receive compensation at a rate of $340,000 per annum for two years unless he assumes a full-time position with another company at which time he would receive six months of compensation. The agreement also provides for the immediate vesting of stock options held by Mr. Sollitto. The agreement provides for the payment by us of coverage for Mr. Sollitto and Mr. Sollitto’s dependent family members under all health, hospitalization, dental, life, and other insurance plans that we may have in effect from time to time for our executives as well as providing Mr. Sollitto with other executive perquisites as may be available to or deemed appropriate for Mr. Sollitto by our Board of Directors or the Compensation Committee of our Board of Directors, and participation in all other company-wide employee benefits as are available to executives from time to time, including any plans, programs, or arrangements relating to retirement, deferred compensation, profit sharing, 401(k), and employee stock ownership. The agreement contains provisions that prohibit Mr. Sollitto from competing with us or soliciting our personnel or employees during his employment and for a period equal to the time during or for which we are making payments to Mr. Sollitto under this agreement. Mr. Sollitto also agreed to provide consulting services for a period one year following his services as Executive Chairman of the Board of Directors. A copy of Mr. Sollitto’s agreement is filed herewith as Exhibit 10.72.
     Mr. Li, 40, has been the President and Chief Operating Officer of our company since November 2005. Mr. Li, a co-founder of Syntax Groups Corporation, served as Syntax Groups’ Chief Executive Officer from July 1, 2003 until Syntax Groups’ merger with us in November 2005. Before joining Syntax Groups, Mr. Li was the Director of OEM/ODM Business and Executive Assistant to the Chairman and CEO from December 1998 to February 2003 at Elitegroup Computer Systems, a leading manufacturer of computer motherboards. From January 1997 to December 1998, he was General Manager at Chenbro America, Inc., a computer chassis manufacturer. From December 1989 to July 1996, he was the Senior Business Manager in the Global Procurement Office at Gateway Computer, a manufacturer of home and personal computers.
     The terms of Mr. Li’s original employment agreement with us, dated as of November 30, 2005, remain unchanged and provide that Mr. Li will receive a base salary of $240,000 per year and is eligible to receive a bonus or other compensation as may be determined by the Board. Mr. Li’s employment agreement was filed previously with the SEC as Exhibit 10.27 to Form 8-K on July 18, 2005.

     In addition, Bruce I. Berkoff was elected to our Board of Directors on September 30, 2007. Mr. Berkoff will serve as an independent director and a member of the Compensation Committee and the Nominating and Corporate Governance Committee. A copy of the press release announcing the election of Mr. Berkoff is filed herewith as Exhibit 99.2. It is expected that Mr. Berkoff will enter into our standard form of indemnification agreement for directors and officers, included as Exhibit 10.9 of Form 10/A (Amendment No. 1) as filed with the SEC on June 27, 2003.
     On September 30, 2007, we formally appointed John S. Hodgson as Executive Vice President, Chief Financial Officer, and Treasurer. The terms of Mr. Hodgson’s compensation package were previously filed with the SEC on Form 8-K on September 28, 2007.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective September 30, 2007, the Board of Directors amended and restated our bylaws to, among other things, provide us with the ability to issue uncertificated shares as required by the Nasdaq Global Market. The ability to issue uncertificated shares enables our company to participate in the direct registration system administered by the Depository Trust Company. The direct registration system will allow our stockholders to have shares of common stock registered in their names without the issuance of physical certificates and will give these stockholders the ability to electronically transfer shares to brokers in order to effect transactions without the need to transfer physical certificates. Stockholders will still be entitled to stock certificates if they so request in writing.
     The full text of our amended and restated bylaws is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

3.2	Amended and Restated Bylaws of Syntax-Brillian Corporation

10.72	Agreement between the Company and Mr. Vincent Sollitto, dated as of September 30, 2007

99.1	Press release from Syntax-Brillian Corporation, dated October 1, 2007, entitled “Syntax-Brillian Corporation Announces Management Succession”

99.2	Press release from Syntax-Brillian Corporation, dated October 1, 2007, entitled “HDTV Industry Veteran Bruce I. Berkoff Joins Syntax-Brillian Corporation Board of Directors”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: October 4, 2007	By:	/s/ John S. Hodgson
John S. Hodgson
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

3.2	Amended and Restated Bylaws of Syntax-Brillian Corporation

10.72	Agreement between the Company and Mr. Vincent Sollitto, dated as of September 30, 2007

99.1	Press release from Syntax-Brillian Corporation, dated October 1, 2007, entitled “Syntax-Brillian Corporation Announces Management Succession”

99.2	Press release from Syntax-Brillian Corporation, dated October 1, 2007, entitled “HDTV Industry Veteran Bruce I. Berkoff Joins Syntax-Brillian Corporation Board of Directors”